UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

Tradeweb Markets Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 430-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 11, 2021, Tradeweb Markets Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders. At the 2021 Annual Meeting of Stockholders, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2021 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of the stockholders were as follows:

Proposal 1:    Election of Directors.

The Company’s stockholders elected the persons listed below as Class II directors for a three-year term expiring at the Company’s 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paula Madoff	1,255,425,557	36,969,301	3,032,663
Thomas Pluta	1,260,377,619	32,017,239	3,032,663
Brian West	1,240,003,230	52,391,628	3,032,663

Proposal 2:    Ratification of Appointment of Deloitte & Touche LLP Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions
1,295,393,998	29,830	3,693

Proposal 3:    Advisory Vote on Executive Compensation.

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers (the “Say-On-Pay Vote”) as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,278,118,972	14,107,879	168,007	3,032,663

Proposal 4:    Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation.

The Company’s stockholders voted, in a non-binding advisory vote, for a frequency for future advisory votes on executive compensation (the “Say-On-Frequency Vote”) as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
78,116,380	11,319	1,210,409,628	3,857,531	3,032,663

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: May 17, 2021	By:	/s/ Douglas Friedman
	Name:	Douglas Friedman
	Title:	General Counsel